新余高新投资有限公司

关于

Aster Group International

之

投资协议

二〇一九年【 九 】月

For and on behalf of Aster Group International

投资协议

本协议由下列各方于2019年【9】月【10】日在江西省【新余市】签署：

甲方：新余高新投资有限公司 （以下简称"新余高新投"）

法定代表人 ： 【汪道圣】

乙方：Aster Group International （以下简称"Aster Group"）

执行董事 ： 【谷卫东】

鉴于：

1. 甲方系一家依据中国法律依法设立并有效存续的有限责任公司。
2. 乙方系拥有江西亿铂电子科技有限公司（以下简称"江西亿铂"）、Aster Group International 等业务主体公司的集团公司，系为香港上市之目的而于英属开曼群岛设立的拟上市主体。
3. 乙方拟通过增资扩股的方式引进外部投资人甲方（以下简称"本次投资"），甲方作为投资人，拟根据本协议约定的条款和条件，以货币方式对乙方进行增资（简称"本次增资"）。

据此，为了明确各方在本次增资过程中的权利义务，根据《中华人民共和国合同法》、《中华人民共和国公司法》等相关法律法规，各方本着平等互利、诚实信用的原则，经充分协商，就本次增资事宜达成一致协议如下：

第一条 本次增资

1.1 各方同意，乙方的投前公司估值为5亿元，本次投资的投资额为人民币1亿元（以下简称"投资款"），本次投资完成后，甲方持乙方20%股权。

1.2 各方同意，1.1条所述投资款的用途为：乙方重组过程中资金需求，包括拟上市公司收购江西亿铂转让对价。乙方同意，于本次上市前，乙方不得将投资款用于对外担保和偿付债务。

第二条 投资款支付及交割安排

2.1 各方同意，甲方向乙方缴付增资款项以下列先决条件全部满足或达成为前提（除非其中一项或多项条件被甲方以书面方式豁免）：

2.1.1 甲方完成相关的法律尽职调查、财务尽职调查（包括不限于普华永道出具的审计报告）、业务尽职调查；

2.1.2 乙方做出的各项声明陈述和保证真实、准确、完整；

2.1.3 乙方确认并完成本次交易所需的全部政府和行政备案，并已经收到全部政府或第三方出具的同意、批准或豁免函；

2.1.4 经甲方、乙方的投资决策机构批准；

2.1.5 甲方完成境外投资所必需的政府备案程序；

2.1.6 各方已经签署了正式的交易文件，包括但不限于本协议；

2.1.7 在乙方担任职务的乙方股东、管理人员及核心人员已经与乙方签署了符合法律规定且令甲方满意的劳动合同、保密及竞业禁止；

2.1.8 不存在任何诉讼、仲裁、行政程序做出不利于乙方和/或现有股东的裁定，并且该等裁定将(a)对其履行交易文件项下义务构成重大不利影响；或(b)对本次投资产生实质性的不利；

2.1.9 截至付款日，乙方的业务和财务状况没有发生重大的不利改变。

2.1.10 其他依据甲方尽职调查结果需要满足的先决条件

第三条 合格上市

3.1 乙方在本次投资完成之日起 18 个月内（乙方征得甲方同意后可延期 12 个月）在香港联合交易所有限公司（以下简称“联交所”）的主板完成合格上市。合格上市应至少满足以下条件：

（1）上市时每股发行价格不低于（含）甲方未来持有的上市主体的每股股份的成本价格（根据甲方认购乙方股份的价格相应计算）的[1.15]倍（乙方征得甲方同意后以低于 1.15 倍发行除外）；

（2）甲方持有的乙方股份在上市后可流通，如有关法律、行政法规、证监会规章或证券交易所上市规则规定禁售期或限售期，则应争取禁售期不适用于甲方或适用最短的禁售期。

第四条 回购条款

若本次交易之完成之日起 18 个月内（乙方征得甲方同意后可延期 12 个月）未完成合格上市，甲方有权要求乙方以原投资额加上原投资额按每年（7.5%）的年利息（从甲方付款日起算）的价格（“回购价”）回购甲方持有的全部乙方股份。乙方及其公司资产就前述回购义务承担连带责任。

第五条 禁售条款

除现有股东对乙方管理层股权激励转让外，未经甲方事先书面同意，现有股东所持有的部分或者全部股权/份不得以任何方式转让给任何第三方，亦不得在其上设置任何第三方权益。

第六条 反稀释权

若乙方在本轮融资后以低于本次交易的价格发行任何股份、可转债或证券（“未来增资”），则本次交易的价格将相应调整为未来增资的价格。此调整应依照“广义加权平均”原则进行。

第七条 优先认购权

乙方每一次发行新股时，甲方有权按照出资比例优先认购该次发行的部分或全部新股。

甲方的优先认购权不适用下列情形：

（1）乙方为执行“反稀释条款”而向甲方发行的股份；

（2）乙方上市发行新股（合格上市）；

（3）甲方和其他股东同意的其它情形。

第八条 优先购买权

受限于转股限制，乙方出让其持有的股权／份时，甲方对该等股权转让拥有优先购买权。

第九条 共售权

乙方任一股东出让其持有的股权／份时，甲方可以将自己所持有的乙方股权/份按同等价格和条件与拟出让方一同出让给受让方的权利。甲方能够行使共售权的股权数额，按拟出让方和拟行使共售权的全体股东所持有乙方股权的相对比例进行确定。

第十条 领售权

乙方于本交易完成之日起 18 个月内（乙方征得甲方同意后可延期 12 个月）未完成合格上市的，如有第三方对乙方股东提出股权收购要约时，甲方有权出售其所持有的股份。

第十一条 公司治理

11.1 甲方有权向乙方董事会委派 1 名董事。

11.2 乙方的下列事项必须经甲方委派董事的同意：

（1） 公司清算、解散或终止，或者公司并购等视为公司清算的事件；

（2） 修改公司章程或组织大纲；

（3） 修改本轮股东权利，或发行或创设在任何权利方面优先于本轮股东的任何证券；

（4） 增加或回购任何股份，或修改授权股本；

（5） 任何股利的支付；

（6） 增减董事会的人数；

（7） 批准员工期权计划（包括授予的总数量、行使价格、行使期限）；

（8） 公司业务方向发生重大变化，或开拓新的业务方向；

（9） 处置公司的重要资产，包括不限于房产、土地使用权、知识产权等；

（10） 关联交易（涉及关联交易的董事不参与表决）；

（11） 涉及诉讼、仲裁或争议（人民币 500 万元以上）要求的和解方案；

（12） 其它涉及公司治理的重要事项；

第十二条 监督权

甲方享有作为股东所享有的对乙方经营管理的知情权和监督权。甲方有权取得乙方财务、管理、经营、市场或其他方面的信息和资料，甲方有权向乙方管理层提

出建议并听取管理层关于相关事项的通报。

第十三条　清算优先受偿权

在乙方解散、清算、清盘（“清算事件”，包括下述被视为的清算事件）时，甲方应优先于其他股东先行收回投资成本（“优先清算额”）。

如下事件（无论是单笔交易或一系列相关交易）也应当视作为“清算事件”：(a) 任何的并购、要约收购、重组或其他业务合并，导致公司原控股股东于该等交易之后在公司或公司的存续实体中不再控股；(b) 公司全部或绝大多数资产出售（包括但不限于公司将全部或绝大多数知识产权排他许可给第三方）。

第十四条　优先分红权

甲方有权优先于其他股东分配乙方可供分配的优先股利。

第十五条　信息权

甲方对乙方享有下列信息权：

（1）每个季度结束后的一个月内获得乙方上季度的季度合并财务报表和乙方经营情况分析。

（2）在每半年结束后的二个月内获得乙方上半年的半年合并财务报表、乙方上半年预算执行情况及下半年的执行计划（包括对原计划的调整）。

（3）在一个财年结束后的三个月内，获得乙方经审计的年度财务报表。

（4）在每个财年开始前的一个月内，获得乙方新财年的规划及预算。

（5）如甲方发现财务重大问题可聘请独立的审计师对乙方进行每年不得超过一次审计。乙方应为该种审计提供必要的准备和配合，聘请该审计师的费用由甲方自理。

第十六条　避免同业竞争

乙方股东、实际控制人、高管及核心员工承诺其在法定竞业期内不从事任何与乙方及其附属公司构成同业竞争的任何活动，不得从与乙方及其附属公司构成同业竞争的任何实体中获得任何形式的权益。

第十七条　保密条款

各方确认，一方自其他方取得的任何形式的信息均为保密信息。该信息在提供时已为接受方从其他合法渠道所获知，或该信息因接受方以外的原因已为公众所知，成为公知信息，则不属于保密信息。

除非适用的法律另有规定，各方均不得以任何形式向任何第三方披露关于本协议及其项下交易有关的任何保密信息(包括该方参与本协议和有关的主要条款的谈判和签署而获得的任何信息)，或基于其交割日后的股东身份获得的任何保密信息。各方应该并促使其雇员、代理人或中介机构遵守保密义务，并促使相关雇员、代理人或中介机构不得将保密信息用于履行本协议无关的任何目的。

各方同意，就与本协议有关的政府审批事宜和信息披露事宜，各方处于该等目的向相关审批机关披露保密信息的行为不应视作对保密义务的违反；但各方在向审批机关报送报批材料时，均应按照本协议目的和相关约定进行。

第十八条 费用

本次投资甲方需支付的相关法律费用和其他费用,双方同意如果乙方在正式投资交易文件签署之日起 18 个月内（公司征得甲方同意可延期 12 个月）在联交所主板完成合格上市的，则乙方承担 20 万人民币，其余费用由甲方承担；未能在前述约定时间完成合格上市的，则乙方承担 30 万人民币。

第十九条 管辖法院及仲裁

本协议的成立、生效和解释均应受中华人民共和国法律法规的管辖。各方之间产生的所有与本协议有关的争议，若无法通过协商一致解决，则应提交甲方所在地的人民法院通过诉讼的方式解决。

第二十条 违约责任

任何一方（“违约方”）如不能按本协议各项条款的规定履行其责任与义务，且未能在另一方（“守约方”）书面通知其纠正之日起的 15 日内纠正其违约行为，致使守约方遭受任何损失的，违约方应赔偿守约方因此而遭受的全部损失。

第二十一条 特别权利的效力

甲方根据本协议第三条至第十五条享有的权利，自甲方投资完成后至乙方向联交所递交合格上市申请前持续有效；乙方向联交所递交合格上市申请前一日起暂停发生效力，但在乙方合格上市申请被撤回、失效、否决时自动恢复（且对暂停发生效力期间亦产生约束力）。

第二十二条 协议的变更、补充

各方进一步同意，在本协议成立和/或生效后，为促成本次投资的顺利实施，在遵守相关中国法律的前提下，各方将就本协议未尽事宜另行友好协商并作出补充约定。该补充协议将构成本协议不可分割的组成部分。

第二十三条 不可抗力

“不可抗力事件”，应指各方在签订本协议时无法预见、对其发生无法避免或对其后果无法克服而导致任何一方部分或完全的无法履行本协议任何条款的事件，包括但不限于政府、军队的作为与不作为，地震、火灾、洪水等自然现象，暴乱或战争。

提出受到不可抗力事件影响的一方应尽可能在最短的时间内通过书面形式将不可抗力事件的发生通知另一方。提出不可抗力事件导致其对本协议的履行在客观上成为不可能的一方，有责任尽一切合理的努力消除或减轻此等不可抗力事件的影响。

任何一方由于受到本条约定的不可抗力事件的影响，部分或全部不能履行本协议项下的义务，将不构成违约，该义务的履行在不可抗力事件妨碍其履行期间应予中止。不可抗力事件及其影响终止或消除后，各方须立即恢复履行各自在本协议项下的各项义务。如不可抗力事件及其影响持续 30 天以上并且致使协议任何一方完全丧失继续履行本协议的能力，则任何一方有权决定终止本协议。

如果一方因违反本协议而延迟履行本协议项下的义务后发生不可抗力事件，则该方不得以不可抗力事件的发生为由免除责任。

第二十四条　生效

本协议自各方签章（自然人作为协议一方的，由其本人或其授权代表签字；非自然人作为协议一方的，由其法定代表人/执行董事或授权代表签字并加盖公章）后成立并生效。

第二十五条　通知

任何根据本协议要求发出的通知或者其他通讯应以中文书写，并经专人、特快专递或传真送至本条所载地址，直至书面通知变更地址为止。通知被送达的日期应以下列方法确定：

1. 专人交付的通知，在专人交付之日视为送达；
2. 特快专递发出的通知，在该等通知被投邮之日后第 3 个工作日视为送达；
3. 传真发出的通知，在该等通知成功发送后第一个工作日视为送达。

各方通讯地址和传真号码如下：

致：甲方

地址：　【新余高新开发区渝东大道 2318 号民营科技园内 】

邮编：　【338004】

收件人：【汪道圣】

致：乙方

地址：　【新余高新技术产业开发区光伏路 756 号 】

邮编：　【338004】

收件人：【谷卫东】

第二十六条 其他

1. 本协议任何条款若因中国法律的规定而致使无效或不能履行，或被法院或任何对本协议有管辖权的机构视为无效，则仅视为该条款无效，其余条款仍然有效，对各方均具有约束力。

2. 除非另有说明，本协议任何一方未能或者延迟履行本协议项下的任何权利，不应视为其对该项权利的放弃；任何对权利的单独或者部分的行使，不应视为妨碍其他权利的行使。

3. 除本协议另有规定外，未经其他方事先书面同意，任何一方不得将本协议或本协议项下的任何权利或义务转让、委托给第三者，或其他类似行为。

4. 本协议签订后如各方就本协议签署补充协议，该等补充协议均是本协议的有效组成部分，与本协议具有同等法律效力。如补充协议与本协议二者不一致，以补充协议为准。如有多份补充协议，以签署时间较后的补充协议为准。

5. 本协议一式【肆】份，各主体各执一份，其余留作办理相关审批登记手续之用，每份文本均具有同等的法律效力。

（此页无正文，为《投资协议》之签章页之一）

新余高新投资有限公司

法定代表人或授权代表签字

Aster Group International

For and on behalf of
Aster Group International

Authorised Signature(s)

授权代表签字

投资协议之补充协议

本补充协议由下列各方于 2019 年__9__月_30___日签署

协议方：

甲方：　新余高新投资有限公司，系一家依据中国法律依法设立并有效存续的有限责任公司，其注册地址为江西省新余市高新开发区渝东大道 2318 号民营科技园内；及

乙方：　**Aster Group International**，系一家依据开曼群岛依法设立并有效存续的有限公司，其注册地址为 Vistra (Cayman) Limited, P. O. Box 31119, Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1 - 1205 Cayman Islands。

以上各方合称为"**各方**"，任何一方分别称为"**一方**"。

鉴于：-

(A)　甲方及乙方已于2019年__9__月__10___日签定了投资协议("**投资协议**")，据此，甲方有条件地同意向乙方投资人民币 100,000,000 元，以在完成投资时获取乙方 20%的股份权益。

(B)　截至本补充协议签订之日，乙方的法定股本为港币 380,000 元，分为 38,000,000 股，每股面值港币 0.01 元的普通股股份（"**股份**"），已发行[421,053]股普通股股份。有关乙方截至本补充协议签订之日的股权架构详情，请参见附件一。

For and on behalf of Aster Group I

(C)　乙方为拟上市集团（定义见下文）的控股公司。

(D)　乙方拟将股份申请在联交所（定义见下文）主板上市，并已委任东兴证券（香港）有限公司作为上市保荐人。

(E)　双方同意藉此补充协议补充投资协议未尽之条款。

据此，各方达成本补充协议各项条款如下：–

1.　<u>定义</u>

在本补充协议内，除文意另有所指或要求外或在本条下另有定义，词组应具有投资协议中赋予的含义：

2.　<u>投资协议条款的修订和补充</u>

2.1　投资协议"鉴于"部份第 2 段全段删除，并以下述内容取代：

"2.　乙方系拥有江西亿铂电子科技有限公司（以下简称"江西亿铂"）、Aster

Graphics Company Limited 等业务主体公司的集团公司，系为香港上市之目的而于开曼群岛设立的拟上市主体。"

2.2 紧接投资协议第一条之前新增"定义"一段，内容如下：

"定义

在本协议内，除文意另有所指或要求外或在本条下另有定义，词组应具有投资协议中赋予的含义：–

词组	定义
"工作天"	除星期六、星期日、中国的公众假期外，一般中国的银行营业并办理及提供正常银行服务的日子
"投资代价"	甲方（或其指定的附属公司）认购认购股份而须向乙方支付的总代价
"交割"	根据第二 A 条完成认购股份
"交割日"	具有本协议第 2A.2 条内赋予的定义
"产权负担"	(i) 任何按揭、固定押记、浮动押记、质押、负担、留置权、押贷预支、选择权、限制、担保责任下之产业转让、申索、衡平权、优先购买权及/或其他任何形式的权利负担或第三方权益或利益；(ii) 任何租契、分租契、租务协定的租约、地役权或对其他人赋予使用权或占用权的公契；(iii) 任何委托书、授权书、投票委托协议、权益、购股权、优先购买权、谈判或否决权或将调动限制以有利于任何人；及(iv) 不利于土地使用权及拥有权的索偿
"拟上市集团"	乙方及其附属公司
"香港"	中华人民共和国香港特别行政区
"中国"	中华人民共和国，在本补充协议提及时均不包括香港、中国澳门特别行政区和台湾
"对应股份"	乙方于资本化发行时按比例向甲方发行和配发的股份
"人民币"	中国的法定货币

"认购价"	认购每股认购股份之定价，即人民币 950 元
"认购股份"	乙方[105,263]股普通股新股股份

2.3 投资协议第 1.1 条全条删除，并以下述内容取代：

"1.1 各方同意，甲方对乙方的投资应以由独立第三方评估师出具的评估报告的估值为基础。双方确定投资估值定为人民币[400,000,000]。本次投资的投资额为人民币 100,000,000 元（以下简称“投资款”），本次投资完成后，甲方应持有乙方 20%股权。

2.4 投资协议第 1.2 条全条删除，并以下述内容取代：

"1.2 各方同意，1.1 条所述投资款的用途为：乙方重组过程中资金需求，即拟上市集团收购江西亿铂的转让对价人民币 100,000,000 元，或作为日常营运资金。乙方同意，于本次上市前，乙方不得将投资款用于对外担保和偿付债务。

2.5 紧接投资协议第 1.2 条之后新增以下条款：

1.3 甲方同意根据本协议的条款（经双方不时以书面补充或修订）自行或透过其指定附属公司认购乙方的认购股份，乙方同意根据本协议的条款（经双方不时以书面补充或修订）向甲方或其指定附属公司发行认购股份（不附带任何产权负担），向甲方或其指定附属公司就认购股份发出股票并将甲方或其指定附属公司的名字在股东名册上登记为认购股份之股东。"

2.6 投资协议第二条的标题从"投资款支付及交割安排"变更为"先决条件"。

2.7 紧接投资协议第二条之后新增第二 A 条，内容如下：

"第二 A 条 投资代价及交割安排

2A.1 认购股份的总代价为[人民币 100,000,000 元]。

2A.2 交割将本协议第二条所列的先决条件得到满足或获得甲方豁免（如适用）后，于 2019 年__9__月_30___日（"交割日"）在双方同意的地点进行。

2A.2.1 于交割时，乙方应向甲方交付以下文件：

(a) 经乙方及现有股东妥为签署的股东协议；

(b) 乙方批准本次增资事宜、签订投资协议及本补充协议及股东

协议的董事会决议副本；

(c) 乙方批准向甲方（或其指定附属公司）发行认购股份的经开曼公司注册机关备案的股东会决议及董事会决议副本；

(d) 乙方更新后的股东名册，显示甲方（或其指定附属公司）已登记为认购股份的股东；

(e) 乙方发出注明认购股份数目及列载甲方（或其指定附属公司）为股东的股票证书。

2A.2.2 于交割时，甲方应（或促使相关指定附属公司）向乙方交付以下文件：

(a) 经甲方妥为签署的股份申请书，向乙方申请认购股份；及

(b) 甲方妥為支付投资代價的證明文件。

2A.3 甲方同意，投资代价一经支付，即构成甲方对乙方不可退回的投资。

2.8 投资协议原第 3.1 条首句作以下修订：

删除原句：

"乙方在本次投资完成之日起 18 个月内（乙方征得甲方同意后可延期 12 个月）在香港联合交易所有限公司（以下简称“联交所”）的主板完成合格上市。合格上市应至少满足以下条件："

在原位置加入：

"乙方在交割日起 18 个月内（乙方征得甲方同意后可延期 12 个月）在香港联合交易所有限公司（以下简称“联交所”）的主板完成合格上市。合格上市应至少满足以下条件："

2.9 投资协议第五条、第七条、第九条、第十条、第 11.2 条、第十三条、第十六条均全条删除。

2.10 紧接投资协议第十五条第(5)款之后新增第(6)款，内容如下：

"(6) 甲方享有作为股东所享有的对乙方经营管理的知情权和监督权。甲方有权取得乙方财务、管理、经营、市场或其他方面的信息和资料，甲方有权向乙方管理层提出建议并听取管理层关于相关事项的通报。"

2.11 投资协议第十六条全条删除，并以下述内容取代：

"乙方同意确保乙方之股东、实际控制人、董事、高管及核心员工在法定竞业期内不从事任何与拟上市集团构成同业竞争的任何活动，不得从与拟上市集团构成同业竞争的任何实体中获得任何形式的权益。"

2.12 投资协议第十七条全条删除，并以下述内容取代：

"第十七条　保密条款

17.1 各方确认，一方自其他方取得的任何形式的信息均为保密信息。该信息在提供时已为接受方从其他合法渠道所获知，或该信息因接受方以外的原因已为公众所知，成为公知信息，则不属于保密信息。

17.2 除非适用的法律另有规定，各方均不得以任何形式向任何第三方披露关于本协议及其项下交易有关的任何保密信息(包括该方参与本协议和有关的主要条款的谈判和签署而获得的任何信息)，或基于其交割日后的股东身份获得的任何保密信息。各方应该并促使其雇员、代理人或中介机构遵守保密义务，并促使相关雇员、代理人或中介机构不得将保密信息用于履行本协议无关的任何目的。

17.3 各方同意，就与本协议有关的政府审批事宜和信息披露事宜，各方处于该等目的向相关审批机关披露保密信息的行为不应视作对保密义务的违反；但各方在向审批机关报送报批材料时，均应按照本协议目的和相关约定进行。

17.4 各方同意，乙方于上市过程中向有关中介机构、专业顾问（包括但不限于上市保荐人、法律顾问、审计师、税务顾问、行业顾问、财务顾问等）、香港联合交易所有限公司或香港证券及期货监察委员会作出的披露及于招股文件内作出的相关披露不受本第十七条限制。且各方确认并不可撤回地同意，本协议和所有与本次投资有关的其它协议均构成乙方的重大合同，会自乙方就上市发行招股章程之日起，依据香港法律备存于香港公司注册处供公众查阅。"

2.13 投资协议第十八条全条删除，并以下述内容取代：

"第十八条　费用

本次投资甲方需支付的相关法律费用和其他费用，双方同意如果乙方在正式投资交易文件签署之日起 18 个月内（公司征得甲方同意可延期 12 个月）在联交所主板完成合格上市的，则乙方承担 20 万人民币，乙方须在上市前结清该笔费用，其余费用由甲方承担；如乙方未能在前述约定时间完成合格上市的，则乙方承担 30 万人民币，乙方须在交易文件签署之日 18 个月（或经甲方同意后可延期的 12 个月）完结后的一个月内结清该笔费用。"

2.14 投资协议第二十一条全条删除，并以下述内容取代：

"第二十一条 特别权力的效力

"甲方根据本协议第三条、第四条、第六条、第八条、第十一条、第十二条及第十五条项下享有的特别权利，自交割日起至乙方向联交所递交合格上市申请前持续有效；于乙方正式上市之时全面失效。如上市申请最终遭到否决，则本协议应在上市申请被否决之日起自动恢复效力，并应被视作自上市申请之日起至申请被否决之日期间持续生效。"

2.15 紧接投资协议第二十四条之后新增第二十四A条，内容如下：

"第二十四A条 进一步承诺

"各方进一步承诺，于交割之时及之后，每一方应于其权力范围内采取、作出并签署为使本协议生效合理所需的其它一切必要行动、契据、文件及事项。"

3. <u>投资协议的有效性</u>

各方同意，除根据本补充协议所作的修订，投资协议的其他条款将持续生效。

4. <u>适用</u>

各方同意，投资协议的第十九条、第二十条、第二十三条、第二十五条及第二十六条适用予本补充协议。

5. <u>生效</u>

本补充协议自各方签章（自然人作为协议一方的，由其本人或其授权代表签字；非自然人作为协议一方的，由其法定代表人/执行董事或授权代表签字并加盖公章）成立并生效。

（以下无正文）

附件一

公司名称	Aster Group International
登记号码	OI-354021
成立日期	2019 年 8 月 5 日
成立地点	开曼群岛
注册办公室	the offices of Vistra (Cayman) Limited, P. O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1 - 1205 Cayman Islands
董事名单	谷卫东
法定股本	港币 380,000 元分为 38,000,000 股每股面值港币 0.01 元的普通股
已发行股本	港币 4,210.53 元分为 421,053 股股面值港币 0.01 元的普通股

股权架构

股东名称	股份数目	股权比例
Aster Excellent Limited	352,631	83.75%
Eagle Heart Limited	63,159	15.00%
Cool Hero Limited	5,263	1.25%
总数	421,053	100%

鉴于此，本补充协议于首页所列日期由各方签署并交付。

（本页无正文，为协议的签署页）

甲方

由)

代表新余高新投资有限公司)

签署，其签字由下述人士见证)

见证人：)

新余高新投资有限公司

3605010033899

圣汪
印道

乙方

由 谷卫东)

代表 **Aster Group International**)

签署，其签字由下述人士见证)

见证人：)

For and on behalf of
Aster Group I...

Authorised Sig...

For and on behalf of
Aster Group International

谷卫东

Authorised Signature(s)

投资协议之补充协议

本补充协议由下列各方于 2020 年 2 月 28 日签署

协议方：

甲方： **新余高新投资有限公司**，系一家依据中国法律依法设立并有效存续的有限责任公司，其注册地址为江西省新余市高新开发区渝东大道 2318 号民营科技园内；及

乙方： **Planet Image International Limited** (前原名为 Aster Group International)，系一家依据开曼群岛依法设立并有效存续的有限公司，其注册地址为 Vistra (Cayman) Limited, P. O. Box 31119, Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1 - 1205 Cayman Islands。

以上各方合称为"**各方**"，任何一方分别称为"**一方**"。

鉴于：-

(A) 甲方及乙方已于 2019 年 9 月 10 日签定了投资协议（"**投资协议**"），据此，甲方有条件地同意向乙方投资人民币 100,000,000 元，以在完成投资时获取乙方 20% 的股份权益。

(B) 甲方及乙方于 2019 年 9 月 30 日签订了一份《投资协议之补充协议》（"**原投资协议补充协议**"），对投资协议进行修订。

For and on behalf of PLANET IMAGE I
星图国际

(C) 截至本补充协议签订之日，乙方的法定股本为港币 380,000 元，分为 38,000,000 股，每股面值港币 0.01 元的普通股股份（"**股份**"），已发行 421,053 股普通股股份。有关乙方截至本补充协议签订之日的股权架构详情，请参见附件一。

(D) 乙方为拟上市集团（定义见下文）的控股公司。

(E) 乙方拟将股份申请在联交所（定义见下文）主板上市，并已委任东兴证券（香港）有限公司作为上市保荐人。

(F) 双方同意藉此补充协议补充投资协议未尽之条款，并同意以本补充协议取代原投资协议补充协议。

据此，各方达成本补充协议各项条款如下：–

1. <u>定义</u>

   在本补充协议内，除文意另有所指或要求外或在本条下另有定义，词组应具有投资协议中赋予的含义：–

2. <u>投资协议条款的修订和补充</u>

2.1 投资协议"鉴于"部份第 2 段全段删除，并以下述内容取代：

"2. 乙方系拥有江西亿铂电子科技有限公司（以下简称“江西亿铂”）、Aster Graphics Company Limited 等业务主体公司的集团公司，系为香港上市之目的而于开曼群岛设立的拟上市主体。"

2.2 紧接投资协议第一条之前新增"定义"一段，内容如下：

"定义

在本协议内，除文意另有所指或要求外或在本条下另有定义，词组应具有投资协议中赋予的含义：–

词组	定义
"工作天"	除星期六、星期日、中国的公众假期外，一般中国的银行营业并办理及提供正常银行服务的日子
"合格上市"	具有投资协议第 3.1 条、本协议第 2.8 条内赋予的定义
"投资代价"	甲方（或其指定的附属公司）认购股份而须向乙方支付的总代价
"交割"	根据第二 A 条完成认购股份
"交割日"	具有本协议第 2A.2 条内赋予的定义
"产权负担"	(i) 任何按揭、固定押记、浮动押记、质押、负担、留置权、押贷预支、选择权、限制、担保责任下之产业转让、申索、衡平权、优先购买权及/或其他任何形式的权利负担或第三方权益或利益；(ii) 任何租契、分租契、租务协定的租约、地役权或对其他人赋予使用权或占用权的公契；(iii) 任何委托书、授权书、投票委托协议、权益、购股权、优先购买权、谈判或否决权或将调动限制以有利于任何人；及(iv) 不利于土地使用权及拥有权的索偿
"拟上市集团"	乙方及其附属公司

"香港"	中华人民共和国香港特别行政区
"中国"	中华人民共和国，在本补充协议提及时均不包括香港、中国澳门特别行政区和台湾
"对应股份"	乙方于资本化发行时按比例向甲方发行和配发的股份
"人民币"	中国的法定货币
"认购价"	认购每股认购股份之定价，即人民币 950 元
"认购股份"	乙方 105,263 股普通股新股股份

2.3 投资协议第 1.1 条全条删除，并以下述内容取代：

"1.1 各方同意，甲方对乙方的投资应以由独立第三方评估师出具的评估报告的估值为基础。双方确定投后估值定为人民币 500,000,000。本次投资的投资额为人民币 100,000,000 元（以下简称“投资款”），本次投资完成后，甲方应持有乙方 20%股权。

2.4 投资协议第 1.2 条全条删除，并以下述内容取代：

"1.2 各方同意，1.1 条所述投资款的用途为：乙方重组过程中资金需求，即拟上市集团收购江西亿铂的转让对价人民币 100,000,000 元，或作为日常营运资金。乙方同意，于本次上市前，乙方不得将投资款用于对外担保和偿付债务。

2.5 紧接投资协议第 1.2 条之后新增以下条款：

1.3 甲方同意根据本协议的条款（经双方不时以书面补充或修订）自行或透过其指定附属公司认购乙方的认购股份，乙方同意根据本协议的条款（经双方不时以书面补充或修订）向甲方或其指定附属公司发行认购股份（不附带任何产权负担），向甲方或其指定附属公司就认购股份发出股票并将甲方的名字在股东名册上登记为认购股份之股东。"

2.6 投资协议第二条的标题从"投资款支付及交割安排"变更为"先决条件"。

2.7 紧接投资协议第二条之后新增第二 A 条，内容如下：

"第二 A 条 投资代价及交割安排

2A.1 认购股份的总代价为人民币 100,000,000 元。

2A.2 交割将本协议第二条所列的先决条件得到满足或获得甲方豁免（如适用）后，于 2019 年 9 月 30 日（"交割日"）在双方同意的地点进行。

2A.2.1 于交割时，乙方应向甲方交付以下文件：

(a) 经乙方及现有股东妥为签署的股东协议；

(b) 乙方批准本次增资事宜、签订投资协议及本补充协议及股东协议的董事会决议副本；

(c) 乙方批准向甲方（或其指定附属公司）发行认购股份的经开曼公司注册机关备案的股东会决议及董事会决议副本；

(d) 乙方更新后的股东名册，显示甲方（或其指定附属公司）已登记为认购股份的股东；

(e) 乙方发出注明认购股份数目及列载甲方（或其指定附属公司）为股东的股票证书。

2A.2.2 于交割时，甲方应（或促使相关指定附属公司）向乙方交付以下文件：

(a) 经甲方妥为签署的股份申请书，向乙方申请认购股份；及

(b) 甲方妥為支付投资代價的證明文件。

2A.3 甲方同意，投资代价一经支付，即构成甲方对乙方不可退回的投资。

2.8 投资协议原第 3.1 条首句作以下修订：

删除原句：

"乙方在本次投资完成之日起 18 个月内（乙方征得甲方同意后可延期 12 个月）在香港联合交易所有限公司（以下简称“联交所”）的主板完成合格上市。合格上市应至少满足以下条件："

在原位置加入：

"乙方在交割日起 18 个月内（乙方征得甲方同意后可延期 12 个月）在香港联合交易所有限公司（以下简称“联交所”）的主板完成合格上市。合格上市应至少满足以下条件："

2.9 投资协议第五条、第七条、第九条、第十条、第 11.2 条、第十三条均全条删除。

2.10 投资协议第十六条全条删除，并以下述内容取代：

"乙方同意确保乙方之股东、实际控制人、董事、高管在法定竞业期内不从事任何与拟上市集团构成同业竞争的任何活动，不得从与拟上市集团构成同业竞争的任何实体中获得任何形式的权益。"

2.11 投资协议第十七条全条删除，并以下述内容取代：

"第十七条 保密条款

17.1 各方确认，一方自其他方取得的任何形式的信息均为保密信息。该信息在提供时已为接受方从其他合法渠道所获知，或该信息因接受方以外的原因已为公众所知，成为公知信息，则不属于保密信息。

17.2 除非适用的法律另有规定，各方均不得以任何形式向任何第三方披露关于本协议及其项下交易有关的任何保密信息(包括该方参与本协议和有关的主要条款的谈判和签署而获得的任何信息)，或基于其交割日后的股东身份获得的任何保密信息。各方应该并促使其雇员、代理人或中介机构遵守保密义务，并促使相关雇员、代理人或中介机构不得将保密信息用于履行本协议无关的任何目的。

17.3 各方同意，就与本协议有关的政府审批事宜和信息披露事宜，各方处于该等目的向相关审批机关披露保密信息的行为不应视作对保密义务的违反；但各方在向审批机关报送报批材料时，均应按照本协议目的和相关约定进行。

17.4 各方同意，乙方于上市过程中向有关中介机构、专业顾问（包括但不限于上市保荐人、法律顾问、审计师、税务顾问、行业顾问、财务顾问等）、香港联合交易所有限公司或香港证券及期货监察委员会作出的披露及于招股文件内作出的相关披露不受本第十七条限制。且各方确认并不可撤回地同意，本协议和所有与本次投资有关的其它协议均构成乙方的重大合同，会自乙方就上市发行招股章程之日起，依据香港法律备存于香港公司注册处供公众查阅。"

2.12 投资协议第十八条全条删除，并以下述内容取代：

"第十八条 费用

本次投资甲方需支付的相关法律费用和其他费用，双方同意如果乙方在正式投资交易文件签署之日起 18 个月内（公司征得甲方同意可延期 12 个月）在联交所主板完成合格上市的，则乙方承担 20 万人民币，乙方须在上市前结清该笔费用，其余费用由甲方承担；如乙方未能在前述约定时间完成合格上市的，则乙方承担 30 万人民币，乙方须在交易文件签署之日 18 个月（或经甲方同意后可延期的 12 个月）完结后的一个月内结清该笔费用。"

2.13 投资协议第二十一条全条删除，并以下述内容取代：

"第二十一条 特别权力的效力

"甲方根据本协议第三条、第四条、第六条、第八条、第十一条、第十二条、第十五条及第十六条项下享有的特别权利，自交割日起至乙方向联交所递交合格上市申请前持续有效；前述特别权利条款，其中，第六条于乙方向联交所递交合格上市申请时失效,其余条款于乙方正式上市之时全面失效；但在乙方合格上市申请被撤回、失效或否决时并且乙方没有计划重新申请上市或/及提出上市复核，自动恢复且对暂停发生效力期间亦产生约束力。"

2.14 紧接投资协议第二十四条之后新增第二十四 A 条，内容如下：

"第二十四 A 条 进一步承诺

"各方进一步承诺，于交割之时及之后，每一方应于其权力范围内采取、作出并签署为使本协议生效合理所需的其它一切必要行动、契据、文件及事项。"

3. 投资协议的有效性及原投资协议补充协议的终止

各方同意，除根据本补充协议所作的修订，投资协议的其他条款将持续生效。本补充协议生效后即取代原投资协议补充协议，原投资协议补充协议自动终止。

4. 适用

各方同意，投资协议的第十九条、第二十条、第二十三条、第二十五条及第二十六条适用予本补充协议。

5. 生效

本补充协议自各方签章（自然人作为协议一方的，由其本人或其授权代表签字；非自然人作为协议一方的，由其法定代表人/执行董事或授权代表签字并加盖公章）后成立并生效。

附件一

公司名称	**Planet Image International Limited** (前原名为 Aster Group International)
登记号码	OI-354021
成立日期	2019 年 8 月 5 日
成立地点	开曼群岛

注册办公室 the offices of Vistra (Cayman) Limited, P. O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1 - 1205 Cayman Islands

董事名单 谷卫东

法定股本 港币 380,000 元分为 38,000,000 股每股面值港币 0.01 元的普通股

已发行股本 港币 4,210.53 元分为 421,053 股股面值港币 0.01 元的普通股

股权架构

股东名称	股份数目	股权比例
Aster Excellent Limited	352,631	83.75%
Eagle Heart Limited	63,159	15.00%
Cool Hero Limited	5,263	1.25%
总数	421,053	100%

鉴于此，本补充协议于首页所列日期由各方签署并交付。

甲方

由 汪圣道)

代表新余高新投资有限公司)

签署，其签字由下述人士见证)

见证人：)

乙方

由 谷卫东)

For and on behalf of
PLANET IMAGE INTERNATIONAL LIMITED
星图国际集团有限公司

Authorised Signature(s))

代表**Planet Image International Limited**)
(前原名为 Aster Group International))

签署，其签字由下述人士见证)

见证人：)

补充协议（二）

甲方：新余高新投资有限公司

乙方：Planet Image International Limited（前原名为 Aster Group International）

鉴于甲方与乙方于 2019 年 9 月 10 日签订《投资协议》，并分别签订 2 份补充协议（前述协议统称为“投资交易协议”），甲方与乙方于 2019 年 9 月 10 日签订《投资协议》第三条 “约定了合格上市地为在香港联合交易有限公司主板进行合格上市”，现经甲、乙双方友好协商，就合格上市的上市地及上市交易所范围确定事项，达成如下补充协议：

一、除香港联交所主板外，美国的证券交易所（纽约证券交易所(NYSE)、纳斯达克(NASDAQ)）各市场板块均为双方认可的合格上市的上市地及上市交易所范围，乙方在前述交易所及其市场板块根据适用法域的证券交易法律法规予以上市，即为完成合格上市。

二、本补充协议是投资交易协议的重要组成部分，与投资交易协议具有同等法律效力；本补充协议与投资交易协议不一致之处，以本补充协议为准；本补充协议未约定或未明确之处，以投资交易协议为准。

三、本补充协议未尽事由，双方可另行签订新的补充协议。

四、本补充协议经各方签章后生效。

甲方（签章）：新余高新投资有限公司 3605010033595

For and on behalf of
PLANET IMAGE INTERNATIONAL LIMITED
星图国际集团有限公司

乙方（签章）：

Authorised Signature(s)

2021 年 6 月 26 日

投资协议之补充协议三

本补充协议三由下列**各方**于 2021 年　10　月　8　日签署

协议方：

甲方：　**新余高新投资有限公司**，系一家依据中国法律依法设立并有效存续的有限责任公司，其注册地址为江西省新余市高新开发区渝东大道 2318 号民营科技园内；及

乙方：　**Planet Image International Limited**，系一家依据开曼群岛依法设立并有效存续的有限公司，其注册地址为 Conyers Trust Company(Cayman) Limited, Cricket Square , Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands。

以上各方合称为"**各方**"，任何一方分别称为"**一方**"。

鉴于：

(A)　甲方及乙方已于 2019 年 9 月 10 日签定了投资协议（"**投资协议**"）。

(B)　甲方及乙方已于 2020 年 2 月 28 日签订了投资协议之补充协议（"补充协议"），进一步约定投资协议未尽之条款。

(C)　甲方及乙方已于 2021 年 6 月 26 日签订了补充协议二（"补充协议二"），进一步约定投资协议未尽之条款。

(D)　乙方为拟上市集团（定义见下文）的控股公司。

(E)　乙方拟将股份申请在香港联交所或美国证券交易所上市。

(F)　双方同意藉此补充协议三补充投资协议、补充协议、补充协议二未尽之条款。

据此，各方达成本补充协议各项条款如下：

1.　**<u>定义</u>**

在本补充协议内，除文意另有所指或要求外或在本条下另有定义，词组应具有投资协议中赋予的含义：

2.　**<u>投资协议条款的修订和补充</u>**

投资协议第十四条全条删除。

3. **投资协议的有效性**

各方同意，除根据补充协议、补充协议二及本补充协议三所作的修订，投资协议的其他条款将持续生效。

4. **生效**

本补充协议三自各方签章（自然人作为协议一方的，由其本人或其授权代表签字；非自然人作为协议一方的，由其法定代表人/执行董事或授权代表签字并加盖公章）后成立并生效。鉴于此，本补充协议三于首页所列日期由各方签署并交付。

甲方

由)

代表新余高新投资有限公司)

签署，其签字由下述人士见证)

见证人：)

For and on behalf of
PLANET IMAGE INTERNATIONAL LIMITED
星图国际集团有限公司

乙方

由 谷卫东 .... Authorised Signature(s))

代表Planet Image International Limited)

签署，其签字由下述人士见证)

见证人：)

补充协议（四）

甲方：新余高新投资有限公司

乙方：Planet Image International Limited（前原名为 Aster Group International）

鉴于甲方与乙方于 2019 年 9 月 10 日签订的《投资协议》第 3.1 条、第四条、第十条、第十八条、于 2020 年 2 月 28 日签订的《补充协议》第 2.2 条、第 2.8 条、第 2.12 条、2020 年 12 月 30 日签订的《补充协议》、2021 年 6 月 26 日签订的《补充协议（二）》、2021 年 10 月 8 日签订的《补充协议（三）》，Planet Image International Limited 应在甲方投资完成的交割日（即 2019 年 9 月 30 日）起 30 个月内，即 2022 年 3 月 31 日前在香港联交所主板或美国证券交易所（纽约证券交易所、纳斯达克（NASDAQ））完成合格上市，经甲、乙双方友好协商达成如下补充协议：

一、因乙方于 2021 年 8 月开始在美国纳斯达克(NASDAQ)申请上市，上市工作尚未完成，现甲方同意：Planet Image International Limited 在上述协议项下的香港联交所主板或美国纳斯达克(NASDAQ)完成合格上市的期限延长 12 个月，在甲方投资完成的交割日起 42 个月内，即 2023 年 3 月 31 日前完成合格上市。

二、星图国际与纳斯达克所有的材料递交和意见反馈，均应在 5 个工作日内送达甲方，如出现纳斯达克或美国证券交易委员会反馈明显不符合上市条件、被批准上市而股票发行不成功、发行价格未达到合格上市条件等情形，不能在纳斯达克完成合格上市的，甲方与星图国际签订的一揽子关于上市期限条款的约定视为全部到期。

三、本补充协议未约定或未明确之处，以《投资协议》为准，本协议未尽事由，双方可另行签订补充协议。

甲方（签章）：新余高新投资有限公司 3605010033699

乙方（签章）：For and on behalf of PLANET IMAGE INTERNATIONAL LIMITED 星图国际集团有限公司

2022 年 3 月 18 日

Authorised Signature(s)